Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the the quarterly report of IEC Electronics Corp., (the "Company") on Form 10-Q for the quarter ended
December 30, 2016 as filed with the Securities and Exchange Commission on the day hereof (the "Report"), I, Jeffrey T. Schlarbaum, President and Chief Executive Officer of the Company and Michael T. Williams, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 10, 2017	By:	/s/ Jeffrey T. Schlarbaum
Jeffrey T. Schlarbaum
President & Chief Executive Officer

Dated: February 10, 2017	By:	/s/ Michael T. Williams
Michael T. Williams
Chief Financial Officer